                                                                    Exhibit 21.1


                          SUBSIDIARIES OF BUNGE LIMITED


COUNTRY OF INCORPORATION/                                  OWNERSHIP
COMPANY NAME                                               PERCENTAGE
------------                                               ----------
BERMUDA

Greenleaf, Ltd.                                              100.00
Bunge Finance Ltd.                                           100.00
Ceval Holdings Ltd.                                          100.00
Serrana Holdings Ltd.                                        100.00
Bunge Global Markets, Ltd.                                   100.00
Brunello Ltd.                                                100.00
Bunge First Capital Ltd.                                     100.00
Fertimport International Ltd.                                100.00

BARBADOS

Bunge Export Sales (Barbados) Corporation                    100.00

CAYMAN ISLANDS

Santista International Ltd.                                   70.97
Bunge Fertilizantes International Ltd.                        72.00
Santista Export Ltd.                                          70.97
Ceval Export Securitization Ltd.                              70.97
Ceval International Ltd.                                      70.97
Bunge Trade Limited                                          100.00

USA

Nutrition Unlimited, Inc.                                    100.00
The Crete Mills, Inc.                                        100.00
Lauhoff Finance Corporation                                  100.00
Bunge Foods Corporation                                      100.00
Richardson & Holland Corporation                             100.00
Basic Foods, Inc.                                            100.00
Produce Grain, Inc.                                          100.00
International Produce, Inc.                                  100.00
Bunge Foods Corporation (California)                         100.00
Bunge Proteins, LLC                                           80.00
Bunge Milling, Inc.                                          100.00
Bunge North America (SPD West), Inc.                         100.00
Bunge Mexico Holdings, Inc.                                  100.00
Bunge Foods Processing, L.L.C.                               100.00
Bunge Master Trust                                           100.00
Bunge Foods Mix, L.L.C.                                      100.00
Bunge N.A. Holdings                                          100.00


                                       1

                          SUBSIDIARIES OF BUNGE LIMITED


COUNTRY OF INCORPORATION/                                  OWNERSHIP
COMPANY NAME                                               PERCENTAGE
------------                                               ----------
USA

Bunge North America, Inc.                                    100.00
Bunge Finance North America, Inc.                            100.00
Bunge Global Markets, Inc.                                   100.00
Bunge Management Services Inc.                               100.00
Bunge Funding, Inc.                                          100.00
Bunge Asset Funding Corporation                              100.00

CANADA

Bunge of Canada Ltd.                                         100.00

MEXICO

Controladora Bunge, S.A. de C.V.                             100.00
Agroproductos y Servicios Bunge, S.A. de C.V.                100.00
Alimentos Bunge, S.A. de C.V.                                 75.00
Harinera La Espiga, S.A. de C.V.                              25.00
Inmobiliaria A. Gil S.A.                                      25.00
Inmobiliaria Gilsa S.A.                                       25.00
Servicios Administrativos Bunge, S.A. de C.V.                100.00
Molinos Lauhoff-Bunge S.A. de C.V.                           100.00

ARGENTINA

Terminal Bahia Blanca S.A.                                    59.56
Bunge Argentina S.A.                                         100.00
Terminal 6 S.A.                                               40.00
Terminal 6 Industrial S.A.                                    50.00
Guide S.A.                                                    50.00
Distribuidora de Productos del Hogar S.A.                    100.00
Fertimport S.A.                                              100.00
Bunge Fertilizantes S.A.                                     100.00

                                       2

                          SUBSIDIARIES OF BUNGE LIMITED


COUNTRY OF INCORPORATION/                                  OWNERSHIP
COMPANY NAME                                               PERCENTAGE
------------                                               ----------
BRAZIL

Bunge Alimentos S.A.                                          70.97
Fertimport S.A.                                              100.00
Bunge Brasil S.A.                                             83.60
Fosbrasil S.A.                                                32.66
Bunge Investimentos & Consultoria Ltda.                      100.00
Serrana Participacoes S.A.                                    83.60
Bunge Fertilizantes S.A.                                      73.81
Amoniasul Servicos de Refrigeracao Industrial Ltda.           36.91
Santista Industrial Comercial Ltda.                           70.97
Ceval Armazens Gerais Ltda.                                   70.97
Ceval Centro Oeste S.A.                                       65.43
Fertilizantes Ouro Verde S.A.                                 77.07
Fertifos Administracao e Participacao S.A.                    33.80
Fosfertil S.A.                                                21.93
Ultrafertil S.A.                                              21.93
Sucuapara Group Ltda.                                         73.91
Macra Administracao e Servicos S/C Ltda.                      41.89
Agrisat Solucoes Integradas Ltda.                             36.00
Industria de Fertilizantes de Cubatao Ltda.                    7.38

SINGAPORE / INDONESIA

Bunge Agribusiness Singapore Pte Ltd.                        100.00
PT Bunge Agribusiness Indonesia                               97.00
Bunge Agribusiness Malaysia Sdn. Bhd.                        100.00

CHINA

Bunge International Trading (Shanghai) Co. Ltd.              100.00


                                       3

                          SUBSIDIARIES OF BUNGE LIMITED


COUNTRY OF INCORPORATION/                                  OWNERSHIP
COMPANY NAME                                               PERCENTAGE
------------                                               ----------
UNITED KINGDOM

Bunge Corporation Ltd.                                       100.00
Bunge UK Limited                                             100.00

SPAIN

Bunge Iberica S.A.                                           100.00

HOLLAND

Koninklijke Bunge B.V.                                       100.00
Bunge Trade Services B.V.                                    100.00
Europroteol B.V.                                             100.00

SWITZERLAND

Bunge S.A.                                                   100.00

ITALY

Bunge Global Markets SPA                                     100.00

FRANCE

Bunge France SAS                                             100.00

GERMANY

Bunge Handelsgesellshaft MBH                                 100.00
Natural Energy West GmbH                                      25.00

PORTUGAL

Vip Madeira Representacoes e Comercio Ltda                    70.97
Bunge Iberica Portugal, F.A.                                  71.10

TURKEY

Bunge Gida Ticaret S.A.                                      100.00

DOMINICAN REPUBLIC

Bunge Caribe, S.A.                                            99.40

MAURITIUS

Bunge Mauritius                                              100.00


                                       4

                          SUBSIDIARIES OF BUNGE LIMITED


COUNTRY OF INCORPORATION/                                  OWNERSHIP
COMPANY NAME                                               PERCENTAGE
------------                                               ----------
INDIA

Geepee Ceval Proteins & Inv. Ltd.                             51.00
Bunge Agribusiness India Pty Ltd.                            100.00

AUSTRALIA

Bunge Global Markets Australia Pty. Ltd.                     100.00

LUXEMBOURG

Bunge Europe S.A.                                            100.00

HUNGARY

Bunge Hungary Asset Management, L.L.C.                       100.00


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